UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-06671

DWS Global High Income Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2011 Semiannual Report to Stockholders

DWS Global High Income Fund, Inc. Ticker Symbol: LBF

Contents
3 Performance Summary
5 Portfolio Summary
7 Investment Portfolio
13 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Cash Flows
16 Statement of Changes in Net Assets
17 Financial Highlights
18 Notes to Financial Statements
28 Dividend Reinvestment and Cash Purchase Plan
32 Other Information
43 Additional Information
44 Privacy Statement

The fund's primary investment objective is to seek high current income; capital appreciation is a secondary investment objective.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Leverage results in additional risks and can magnify the effect of any gains or losses.

This report is sent to the stockholders of the DWS Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2011

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.
Average Annual Return as of 4/30/11
	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	1.17%	10.34%	5.77%	6.85%	13.07%
Based on Market Price(a)	-3.40%	11.69%	7.29%	7.35%	13.50%
JPMorgan Emerging Markets Bond Global Diversified Index(b)	-1.38%	9.16%	8.87%	8.49%	10.76%
Lipper Closed-End Emerging Markets Debt Funds Category(c)	1.74%	11.85%	9.45%	8.71%	12.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

b The JPMorgan Emerging Markets Bond Global Diversified Index tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

c Lipper's Closed-End Emerging Markets Debt Funds category represents funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Emerging Markets Debt Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.
Net Asset Value and Market Price
	As of 4/30/11	As of 10/31/10
Net Asset Value	$8.65	$8.88
Market Price	$7.85	$8.44

Prices and Net Asset Value fluctuate and are not guaranteed.
Distribution Information
Six Months as of 4/30/11: Income Dividends	$.30
April Income Dividend	$.0420
Current Annualized Distribution Rate (based on Net Asset Value) as of 4/30/11+	5.83%
Current Annualized Distribution Rate (based on Market Price) as of 4/30/11+	6.42%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on April 30, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End Emerging Markets Debt Funds Category as of 4/30/11
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	8	78
3-Year	8	of	8	89
5-Year	7	of	7	88
10-Year	4	of	6	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/11	10/31/10

Sovereign Bonds	39%	58%
Financials	21%	12%
Telecommunication Services	8%	3%
Consumer Discretionary	8%	6%
Materials	7%	4%
Loan Participations and Assignments	7%	3%
Industrials	3%	1%
Consumer Staples	2%	—
Utilities	2%	1%
Health Care	1%	1%
Energy	1%	2%
Information Technology	1%	—
Collateralized Mortgage Obligations	—	7%
Commercial Mortgage-Backed Securities	—	2%
	100%	100%

Asset allocation is subject to change.
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/11	10/31/10

United States	23%	23%
Brazil	13%	3%
Russia	7%	8%
Venezuela	4%	6%
Uruguay	4%	4%
Luxembourg	4%	—
Panama	4%	2%
Bermuda	3%	—
Colombia	3%	3%
Argentina	3%	4%
Philippines	3%	4%
Lithuania	3%	1%
Ukraine	3%	4%
Croatia	3%	—
Chile	3%	4%
Australia	2%	—
France	2%	—
Kazakhstan	2%	3%
Indonesia	—	6%
Turkey	—	6%
Peru	—	3%
Lebanon	—	3%
Egypt	—	3%
Ghana	—	2%
El Salvador	—	2%
Other	11%	6%
	100%	100%

Geographical diversification is subject to change.
Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/11	10/31/10

United States Dollar	101%	98%
Euro	0%	(1)%
Russian Ruble	(1)%	0%
Chilean Peso	—	2%
Polish Zloty	—	1%
Mexican Peso	—	1%
Japanese Yen	—	(1)%
	100%	100%

Quality	4/30/11	10/31/10

A	4%	7%
BBB	30%	19%
BB	20%	28%
B	36%	28%
CCC and Below	6%	10%
Not Rated	4%	8%
	100%	100%

Interest Rate Sensitivity	4/30/11	10/31/10

Effective Maturity	12.6 years	11.3 years
Effective Duration	8.0 years	6.2 years

* Currency exposure after taking into account the effects of forward and currency futures contracts.

Currency exposure, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 7. A Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of April 30, 2011 (Unaudited)
		Principal Amount ($) (a)	Value ($)

Bonds 117.1%
Argentina 3.5%
Republic of Argentina:
GDP Linked Note, 12/15/2035 (b)		1,890,000	324,135
0.45%**, 4/30/2013		97,500	89,592
Series X, 7.0%, 4/17/2017		2,000,000	1,789,111
(Cost $2,112,140)			2,202,838
Australia 2.9%
Boart Longyear Management Pty, 144A, 7.0%, 4/1/2021		60,000	62,100
FMG Resources (August 2006) Pty Ltd.:
144A, 6.375%, 2/1/2016		640,000	654,400
144A, 7.0%, 11/1/2015		1,040,000	1,097,200
(Cost $1,779,716)			1,813,700
Belarus 0.9%
Republic of Belarus, 8.95%, 1/26/2018 (Cost $622,581)		635,000	573,088
Bermuda 3.7%
Digicel Ltd., 144A, 8.25%, 9/1/2017 (Cost $2,306,131)		2,200,000	2,332,000
Brazil 16.3%
Banco Bradesco SA, 144A, 5.9%, 1/16/2021		1,000,000	1,015,000
Banco do Brasil SA, 144A, 5.375%, 1/15/2021		2,000,000	1,952,000
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019		1,000,000	1,121,250
Federative Republic of Brazil, 4.875%, 1/22/2021		1,000,000	1,032,500
Fibria Overseas Finance Ltd.:
144A, 6.75%, 3/3/2021		2,150,000	2,262,875
144A, 7.5%, 5/4/2020		895,000	986,738
Independencia International Ltd., REG S, 12.0%, 12/30/2016*		577,088	4,328
Odebrecht Finance Ltd., 144A, 6.0%, 4/5/2023		200,000	199,500
Petrobras International Finance Co., 5.375%, 1/27/2021		1,770,000	1,795,024
(Cost $11,342,115)			10,369,215
Canada 0.6%
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		325,000	318,500
MEG Energy Corp., 144A, 6.5%, 3/15/2021		75,000	76,969
(Cost $417,098)			395,469
Chile 3.2%
Corporacion Nacional del Cobre de Chile, REG S, 5.625%, 9/21/2035 (Cost $1,619,778)		2,000,000	2,055,240
Colombia 3.6%
Republic of Colombia:
6.125%, 1/18/2041		1,000,000	1,050,000
7.375%, 9/18/2037		1,000,000	1,220,000
(Cost $2,144,310)			2,270,000
Croatia 3.3%
Republic of Croatia:
144A, 6.375%, 3/24/2021		1,000,000	1,017,149
REG S, 6.625%, 7/14/2020		1,000,000	1,049,500
(Cost $2,062,511)			2,066,649
El Salvador 0.9%
Republic of El Salvador, REG S, 7.65%, 6/15/2035 (Cost $591,551)		570,000	576,270
France 2.3%
Rhodia SA, 144A, 6.875%, 9/15/2020 (Cost $1,270,883)		1,240,000	1,443,050
Germany 1.5%
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		150,000	153,750
Musketeer GmbH, 144A, 9.5%, 3/15/2021	EUR	100,000	156,261
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		600,000	634,500
(Cost $928,056)			944,511
Hong Kong 1.4%
Pacnet Ltd., 144A, 9.25%, 11/9/2015 (Cost $877,388)		850,000	864,875
Ghana 1.3%
Republic of Ghana, REG S, 8.5%, 10/4/2017 (Cost $731,164)		720,000	806,400
Japan 0.2%
eAccess Ltd., 144A, 8.25%, 4/1/2018 (Cost $105,000)		105,000	106,444
Kazakhstan 2.2%
KazMunayGaz National Co., Series 2, REG S, 9.125%, 7/2/2018 (Cost $1,057,020)		1,150,000	1,392,788
Lebanon 1.4%
Lebanese Republic, 8.5%, 8/6/2015 (Cost $839,722)		825,000	924,000
Lithuania 3.4%
Republic of Lithuania:
144A, 6.125%, 3/9/2021		1,000,000	1,040,000
REG S, 6.75%, 1/15/2015		500,000	551,250
144A, 7.375%, 2/11/2020		500,000	566,819
(Cost $2,047,048)			2,158,069
Luxembourg 0.9%
APERAM, 144A, 7.375%, 4/1/2016		150,000	154,500
Intelsat Jackson Holdings SA, 144A, 7.5%, 4/1/2021		280,000	284,200
Intelsat Luxembourg SA, 144A, 11.5%, 2/4/2017 (PIK)		140,000	153,300
(Cost $581,467)			592,000
Netherlands 0.6%
Elster Finance BV, 144A, 6.25%, 4/15/2018	EUR	100,000	149,586
UPC Holding BV, 144A, 9.75%, 4/15/2018	EUR	160,000	255,350
(Cost $388,298)			404,936
Panama 5.2%
Republic of Panama:
6.7%, 1/26/2036		300,000	338,250
7.125%, 1/29/2026		500,000	599,500
8.875%, 9/30/2027		1,700,000	2,336,650
(Cost $3,019,441)			3,274,400
Philippines 3.5%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (Cost $1,929,527)		1,800,000	2,200,500
Poland 1.6%
Republic of Poland, 5.125%, 4/21/2021 (Cost $995,000)		1,000,000	1,001,500
Russia 6.8%
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	7,926,731	292,329
Russian Federation:
144A, 5.0%, 4/29/2020		1,000,000	1,012,500
REG S, 7.5%, 3/31/2030		2,595,000	3,024,810
(Cost $3,912,330)			4,329,639
Serbia 1.0%
Republic of Serbia, REG S, 6.75%, 11/1/2024 (Cost $626,488)		653,333	659,867
South Africa 0.4%
Eskom Holdings Ltd., 144A, 5.75%, 1/26/2021 (Cost $249,375)		250,000	255,000
Turkey 0.6%
Akbank TAS, 144A, 5.125%, 7/22/2015 (Cost $393,863)		390,000	393,900
Ukraine 3.3%
Government of Ukraine:
REG S, 7.65%, 6/11/2013		1,000,000	1,065,350
144A, 7.95%, 2/23/2021		1,000,000	1,046,000
(Cost $2,067,055)			2,111,350
United States 29.4%
AMC Entertainment, Inc., 8.75%, 6/1/2019		500,000	542,500
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		35,000	35,963
Aviv Healthcare Properties LP, 144A, 7.75%, 2/15/2019		35,000	36,925
Blue Merger Sub, Inc., 144A, 7.625%, 2/15/2019		35,000	35,831
Cablevision Systems Corp., 8.625%, 9/15/2017		500,000	560,000
Calpine Corp., 144A, 7.875%, 7/31/2020		305,000	328,638
Caesars Entertainment Operating Co., Inc., 10.0%, 12/15/2018		355,000	333,256
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		500,000	536,250
Cincinnati Bell, Inc., 8.25%, 10/15/2017		500,000	507,500
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/2017		500,000	556,250
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		295,000	297,950
Cricket Communications, Inc., 7.75%, 10/15/2020		450,000	459,562
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		1,840,000	1,966,500
Energy Future Holdings Corp., Series P, 5.55%, 11/15/2014		40,000	35,000
First Data Corp.:
144A, 7.375%, 6/15/2019		55,000	56,031
144A, 8.25%, 1/15/2021		320,000	318,400
Florida East Coast Railway Corp., 144A, 8.125%, 2/1/2017		75,000	79,500
Ford Motor Credit Co., LLC, 5.0%, 5/15/2018		1,000,000	1,000,540
Frontier Communications Corp., 8.125%, 10/1/2018		600,000	648,750
HCA, Inc., 9.25%, 11/15/2016		825,000	884,812
Hexion US Finance Corp., 8.875%, 2/1/2018		900,000	976,500
International Lease Finance Corp., 144A, 8.875%, 9/15/2015		500,000	550,000
K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016		500,000	532,500
Levi Strauss & Co., 7.625%, 5/15/2020		500,000	503,750
Meritor, Inc., 10.625%, 3/15/2018		500,000	566,250
MGM Resorts International:
7.625%, 1/15/2017		55,000	53,075
9.0%, 3/15/2020		500,000	557,500
Nationwide Mutual Insurance Co., 144A, 9.375%, 8/15/2039		450,000	566,151
NII Capital Corp., 7.625%, 4/1/2021		105,000	111,038
Norcraft Companies LP, 10.5%, 12/15/2015		500,000	537,500
Nortek, Inc., 144A, 8.5%, 4/15/2021		115,000	114,713
Nuveen Investments, Inc.:
144A, 10.5%, 11/15/2015		40,000	41,450
10.5%, 11/15/2015		500,000	520,625
Oasis Petroleum, Inc., 144A, 7.25%, 2/1/2019		55,000	55,550
Pinnacle Foods Finance LLC, 8.25%, 9/1/2017		325,000	343,687
Reynolds Group Issuer, Inc., 144A, 9.0%, 4/15/2019		310,000	326,663
Sabine Pass LNG LP, 7.5%, 11/30/2016		410,000	426,400
Sprint Nextel Corp., 8.375%, 8/15/2017		200,000	224,250
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		35,000	22,575
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		500,000	523,750
United Rentals North America, Inc., 9.25%, 12/15/2019		500,000	565,000
United States Steel Corp., 7.375%, 4/1/2020		500,000	527,500
Vail Resorts, Inc., 144A, 6.5%, 5/1/2019		40,000	40,800
Visteon Corp., 144A, 6.75%, 4/15/2019		140,000	138,600
Windstream Corp., 144A, 7.75%, 10/1/2021		650,000	687,375
(Cost $18,139,453)			18,733,360
Uruguay 5.6%
Republic of Uruguay:
7.625%, 3/21/2036		1,500,000	1,803,750
7.875%, 1/15/2033 (PIK)		1,400,000	1,722,000
(Cost $3,248,890)			3,525,750
Venezuela 5.6%
Republic of Venezuela:
7.65%, 4/21/2025		900,000	551,250
10.75%, 9/19/2013		2,949,000	3,015,352
(Cost $3,714,507)			3,566,602
Total Bonds (Cost $72,119,906)			74,343,410

Loan Participations and Assignments 8.8%
Ireland 0.8%
VIP Finance Ireland Ltd., 144A, 6.493%, 2/2/2016 (Cost $501,796)		500,000	520,000
Russia 6.2%
Bank of Moscow OJSC, 144A, 6.699%, 3/11/2015		1,000,000	1,067,500
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		1,370,000	1,532,687
VTB Bank, 144A, 6.875%, 5/29/2018		1,270,000	1,365,250
(Cost $3,793,482)			3,965,437
Ukraine 1.8%
State Export-Import Bank of Ukraine, 7.65%, 9/7/2011		600,000	603,960
Ukreximbank, REG S, 8.375%, 4/27/2015		500,000	525,625
(Cost $1,059,532)			1,129,585
Total Loan Participations and Assignments (Cost $5,354,810)			5,615,022

	Shares	Value ($)

Cash Equivalents 13.5%
Central Cash Management Fund, 0.14% (c) (Cost $8,602,238)	8,602,238	8,602,238

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $86,076,954)+	139.4	88,560,670
Notes Payable	(15.7)	(10,000,000)
Other Assets and Liabilities, Net	(23.7)	(15,047,442)
Net Assets	100.0	63,513,228

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Independencia International Ltd.*	12.0%	12/30/2016	577,088	USD	1,050,571	4,328

* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $86,211,796. At April 30, 2011, net unrealized appreciation for all securities based on tax cost was $2,348,874. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,879,686 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,530,812.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentine GDP, subject to certain conditions.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

As of April 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
RUB	9,645,100	USD	339,975	5/5/2011	(11,868)	JPMorgan Chase Securities, Inc.
EUR	276,100	USD	399,936	5/16/2011	(8,823)	Citigroup, Inc.
EUR	101,300	USD	146,085	5/16/2011	(3,888)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(24,579)

Currency Abbreviations
EUR Euro RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (d)
Bonds	$—	$74,343,410	$—	$74,343,410
Loan participations and Assignments	—	5,615,022	—	5,615,022
Short-Term Investments	8,602,238	—	—	8,602,238
Total	$8,602,238	$79,958,432	$—	$88,560,670
Liabilities
Derivatives (e)	$—	$(24,579)	$—	$(24,579)
Total	$—	$(24,579)	$—	$(24,579)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized depreciation on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $77,474,716)	$79,958,432
Investment in Central Cash Management Fund (cost $8,602,238)	8,602,238
Total investments in securities, at value (cost $86,076,954)	88,560,670
Foreign currency, at value (cost $75,912)	65,271
Receivable for investments sold	1,153,597
Interest receivable	1,266,359
Foreign taxes recoverable	9,594
Other assets	17,688
Total assets	91,073,179
Liabilities
Cash overdraft	308,790
Notes payable	10,000,000
Payable for Fund shares repurchased	17,242
Payable for investments purchased	17,064,503
Unrealized depreciation on forward foreign currency exchange contracts	24,579
Accrued management fee	51,172
Other accrued expenses and payables	93,665
Total liabilities	27,559,951
Net assets, at value	$63,513,228
Net Assets Consist of
Distributions in excess of net investment income	(419,810)
Net unrealized appreciation (depreciation) on: Investments	2,483,716
Foreign currency	(34,538)
Accumulated net realized gain (loss)	(7,232,787)
Cost of 2,610,278 shares held in Treasury	(22,434,303)
Paid-in capital	91,150,950
Net assets, at value	$63,513,228
Net Asset Value
Net asset value per share ($63,513,228 ÷ 7,342,341 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$8.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2011 (Unaudited)
Investment Income
Interest	$2,265,459
Income distributions — Central Cash Management Fund	2,773
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	410
Total income	2,268,642
Expenses: Management fee	330,964
Services to shareholders	11,452
Custodian and accounting fees	56,542
Audit and tax fees	39,131
Legal fees	24,211
Reports to shareholders	37,735
Directors' fees and expenses	2,473
Interest expense	6,333
Stock exchange listing fees	11,765
Other	19,319
Total expenses	539,925
Net investment income	1,728,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,297,954
Futures	14,544
Foreign currency	(96,364)
5,216,134
Change in net unrealized appreciation (depreciation) on: Investments	(7,162,283)
Futures	(11,500)
Foreign currency	128,088
(7,045,695)
Net gain (loss)	(1,829,561)
Net increase (decrease) in net assets resulting from operations	$(100,844)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended April 30, 2011 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(100,844)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(46,506,811)
Net purchases, sales and maturities of short-term investments	(7,619,151)
Net amortization/accretion of premium (discount)	208,545
Proceeds from sales and maturities of long-term investments	50,107,507
(Increase) decrease in receivable for investments sold	(1,153,597)
(Increase) decrease in interest receivable	301,727
(Increase) decrease in deferred loan costs	(16,635)
(Increase) decrease in other assets	9,086
Increase (decrease) in payable for daily variation margin on open futures contracts	(2,313)
Increase (decrease) in payable for investments purchased	17,064,503
Increase (decrease) in other accrued expenses and payables	(204,449)
Change in unrealized (appreciation) depreciation on investments	7,162,283
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(130,505)
Net realized (gain) loss from investments	(5,297,954)
Cash provided (used) by operating activities	$13,821,392
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	308,790
Net increase (decrease) in notes payable	10,000,000
Cost of shares tendered and accepted	(21,350,347)
Cost of shares repurchased from shareholders	(537,955)
Distributions paid to shareholders	(2,228,223)
Cash provided (used) for financing activities	(13,807,735)
Increase (decrease) in cash	13,657
Cash at beginning of period (including foreign currency)	51,614
Cash at end of period (including foreign currency)	$65,271

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations: Net investment income	$1,728,717	$5,416,209
Net realized gain (loss)	5,216,134	1,281,661
Change in net unrealized appreciation (depreciation)	(7,045,695)	6,655,884
Net increase (decrease) in net assets resulting from operations	(100,844)	13,353,754
Distributions to shareholders from net investment income	(2,228,223)	(5,067,594)
Fund share transactions: Cost of shares tendered	(21,350,347)	—
Cost of shares repurchased	(555,197)	(528,759)
Net increase (decrease) in net assets from Fund share transactions	(21,905,544)	(528,759)
Increase (decrease) in net assets	(24,234,611)	7,757,401
Net assets at beginning of period	87,747,839	79,990,438
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $419,810 and $79,696, respectively)	$63,513,228	$87,747,839
Other Information
Shares outstanding at beginning of period	9,884,418	9,952,619
Shares tendered	(2,471,105)	—
Shares repurchased	(70,972)	(68,201)
Shares outstanding at end of period	7,342,341	9,884,418

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended October 31,	2011	a	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.88	$8.04	$5.99	$10.06	$9.63	$8.92
Income (loss) from investment operations: Net investment incomeb	.22	.55	.55	.71	.70	.60
Net realized and unrealized gain (loss)	(.19)	.79	2.30	(4.18)	.31	.67
Total from investment operations	.03	1.34	2.85	(3.47)	1.01	1.27
Less distributions from: Net investment income	(.30)	(.51)	(.57)	(.60)	(.58)	(.56)
Return of capital	—	—	(.23)	—	—	—
Total distributions	(.30)	(.51)	(.80)	(.60)	(.58)	(.56)
NAV accretion resulting from repurchases of shares and shares tendered at valueb	.04	.01	—	—	—	—
Net asset value, end of period	$8.65	$8.88	$8.04	$5.99	$10.06	$9.63
Market value, end of period	$7.85	$8.44	$6.75	$5.03	$8.62	$8.63
Total Return
Per share net asset value (%)c	1.17	**	18.08	53.24	(35.75)	11.34	15.49
Per share market value (%)c	(3.40	)**	33.67	53.20	(37.09)	6.56	17.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	88	80	60	100	96
Ratio of expenses (including interest expense) (%)	1.63	*	1.68	1.59	2.52	2.78	2.97
Ratio of expenses (excluding interest expense) (%)	1.61	*	1.68	1.55	1.48	1.33	1.70
Ratio of net investment income (%)	5.22	*	6.53	7.77	7.61	7.09	6.51
Portfolio turnover rate (%)	67	**	31	47	d	69	d	114	d	139	d
Total debt outstanding, end of period ($ thousands)	10,000	—	—	—	—	—
Asset coverage per $1,000 of debte	7,351	—	—	—	—	—
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d The portfolio turnover rate including reverse repurchase agreements was 87%, 275%, 333% and 432% for the years ended October 31, 2009, 2008, 2007 and 2006, respectively.
e Assets coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurement is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of April 30, 2011.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Loan Participations/Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $11,563,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2016 ($2,172,000) and October 31, 2017 ($9,391,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Prior to April 1, 2011, net investment income of the Fund, if any, was declared and distributed to shareholders quarterly. Effective April 1, 2011, net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (loss) as ordinary income (loss), foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency and cash overdraft positions at the Fund's custodian bank at April 30, 2011.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2011, the Fund entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open futures contracts as of April 30, 2010. For the six months ended April 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,210,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,789,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the current value of the forward currency contracts, to the extent that this amount is beneficial to the Fund. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $886,000 to $11,286,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $2,326,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,484,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$(24,579)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Foreign Exchange Contracts (a)	$14,544	$(28,443)	$(13,899)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures and net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Foreign Exchange Contracts (a)	$(11,500)	$130,505	$119,005

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures and change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended April 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $46,506,811 and $50,107,507, respectively.

D. Related Parties

Management Agreement. Under the Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2011, the amount charged to the Fund by DISC aggregated $9,774, of which $6,522 is unpaid.

During the six months ended April 30, 2011, DWS Investments Fund Accounting Corporation ("DIFA"), also an affiliate of the Manager, was responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA delegated all accounting functions to SSB. DIFA compensated SSB out of the accounting fee it received from the Fund. For the six months ended April 30, 2011, the amount charged to the Fund by DIFA aggregated $34,777, of which $6,138 is unpaid. Effective April 30, 2011, DIMA has replaced DIFA as the Fund's accounting agent.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Share Repurchases

Under a program initially authorized by the Board of Directors in July 2009, and subsequently renewed in 2010, the Fund is authorized to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended April 30, 2011, the Fund purchased 70,972 shares of common stock on the open market at a total cost of $555,197. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 9.44%.

H. Tender Offer

On October 4, 2010, the Fund announced that its Board of Directors had authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 99% of its NAV as of the close of trading on the NYSE on the day after the date on which the offer expires. The offer commenced on October 22, 2010 and expired on November 19, 2010. The Fund accepted 2,471,105 tendered shares at a price equal to 99% of the net asset value per share as of the close of the regular trading session of the New York Stock Exchange on November 22, 2010. Approximately 3,286,951 shares of common stock, or approximately 33% of the fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 75% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $8.64 per share, which was equal to 99% of the Fund's net asset value per share on November 22, 2010. The tender was funded through the sale of portfolio securities. The tender offer was contemplated by a Liquidity Program and Standstill Agreement previously entered into by and among DIMA, Western Investment LLC ("Western") and certain parties associated with Western.

I. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $35,000,000, with a maturity date of April 11, 2012. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.25%. An underwriting fee incurred by the Fund in connection with the facility was deferred and is being amortized on a straight line basis over a one-year period. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At April 30, 2011, the Fund had a notes payable outstanding of $10,000,000. The weighted average outstanding daily balance of all loans (based on the twelve days the loans were outstanding) during the period ended April 30, 2011 was $10,000,000, with a weighted average borrowing cost of 1.52%. The borrowings were valued at cost, which approximates fair value. Subsequent to April 30, 2011, the notes payable outstanding has increased. As of June 17, 2011, the Fund has a notes payable outstanding of $29,000,000.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne entirely by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Investments Service Company or its delegate (the "Transfer Agent") and Computershare Inc. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Other Information

Recent Changes in Portfolio Management, Fund Investment Policies, Use of Leverage and Diversification Sub-Classification

Portfolio Management Change

Effective January 19, 2011, Gary Russell, CFA, became the Fund's portfolio manager. Mr. Russell, a Managing Director of DIMA, joined Deutsche Asset Management in 1996 and has more than 19 years of investment industry experience. Mr. Russell holds a BS from the United States Military Academy (West Point) and a MBA from New York University, Stern School of Business.

Investment Policy Changes

The Board of Directors of the Fund approved the deletion of the following non-fundamental investment policy on March 9, 2011:

The Fund may not invest more than 20% of its total assets in Income Securities issued by US issuers that have a credit rating below investment grade or that have no credit rating but which are deemed by the investment advisor to be of comparable quality.

As a result of this change, the Fund may invest without limit in below investment-grade securities. The Fund's investment advisor believes that the expanded ability to invest in lower-rated securities, including floating rate senior loans, can increase yield opportunities for the Fund. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities.

The Board of Directors of the Fund approved the addition of the following non-fundamental investment policies on May 17, 2011:

• The Fund may invest up to 15% of its total assets in credit default swaps (measured by the notional amount of the credit default swaps).1

• No more than 5% of the Fund's total assets may be invested in credit default swaps (measured by the notional amount of the credit default swaps) for purposes of buying credit protection if the Fund does not own the underlying security or securities at the time of investment.

• The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

Credit Default Swaps are a type of derivative. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Use of Leverage. As part of the foregoing strategy change, on April 13, 2011, pursuant to Board approval and as permitted by its investment policies, the Fund entered into a Credit Agreement for leverage purposes with a commercial bank for a secured line of credit in an amount up to $35,000,000 (the "Credit Agreement"). The new credit facility has a maturity date of April 11, 2012. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.25%. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with the interest expense. The amount the Fund borrows under the credit facility, which could be up to 33 1/3% of its total managed assets, and the interest rates charged on borrowed amounts may fluctuate during the life of the facility.

Under the terms of the Credit Agreement, the Fund is subject to certain restrictions on its investments. Moreover, certain covenants contained in the Credit Agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not currently anticipated that these covenants or guidelines will impede DIMA from managing the Fund's portfolio in accordance with its investment objectives and policies. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total managed assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

Leverage creates risks for stockholders, including the likelihood of greater volatility of net asset value and market price. There is a risk that fluctuations in the interest rates on any borrowings may adversely affect the return to stockholders. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. Nevertheless, the Fund, in its best judgment, may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. There is no assurance that the Fund's leveraging strategy will be successful.

Changes in the value of the Fund's portfolio (including investments bought with leverage proceeds) will be borne entirely by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged.

Leverage involves risks and special considerations for the Fund's stockholders, including:

• the likelihood of greater volatility of net asset value and market price of and dividends on the Fund's shares than a comparable portfolio without leverage;

• the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to stockholders; and

• the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale may reduce the Fund's net asset value for an extended period of time. Nevertheless, the Fund, in its best judgment, may determine to continue to use leverage if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. The Fund's use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Diversification Sub-Classification Change. Effective as of January 31, 2011, pursuant to applicable provisions of the 1940 Act and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified. Since the Fund has operated as a diversified investment company at all times since at least January 31, 2008, it is no longer permitted to operate as non-diversified without shareholder approval.

Consolidation and Restatement of Fund's Investment Policies. For convenience of administration of the Fund, the Fund's investment advisor recommended and the Board approved a consolidation and restatement of the Fund's primary investment policies. Except for the specific changes referred to above, no material changes in the Fund's investment policies were intended by this process. Set forth below is a description of the investment objectives and the primary investment policies of the Fund resulting from this action.

Investment Objectives and Policies

Except as otherwise indicated, the Fund's investment objectives and policies are not fundamental and may be changed without a vote of stockholders.

Investment Objectives

The Fund's primary investment objective is to seek high current income; capital appreciation is a secondary investment objective.

The Fund's investment objectives are fundamental and may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

Primary Investment Policies

Global Investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in no fewer than three countries, one of which may include the United States.

Although the Fund will seek investment opportunities throughout the world, the Fund will invest at least 50% of its total assets (measured at the time of investment) in US dollar-denominated securities. Therefore, no more than 50% (measured at the time of investment) of the Fund's total assets may be invested in securities denominated in foreign currencies. Further, no more than 25% of the Fund's total assets (measured at the time of investment) may be invested in securities denominated in or indexed to any one foreign currency.

To attempt to limit the Fund's exposure to economic, political, regulatory and other developments that may adversely affect issuers in the same country, the Fund will limit to 25% (measured at the time of investment) the portion of its total assets invested in issuers in any one foreign (i.e., non-US) country other than Argentina, Brazil, Mexico and Venezuela, in which cases the limitation per country is 35% of Fund total assets.

Emerging Countries. Because, in the view of the Fund's investment advisor, opportunities to achieve high income and capital appreciation are now available and may continue to be available in emerging markets, the Fund expects to invest, under normal market conditions, a significant portion of its assets in emerging countries.

The term "emerging country" means any country that the World Bank has determined to have a low or middle income economy. Over 160 countries, generally including every nation in the world other than the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe, currently come within the definition of an emerging country. With respect to investments made in emerging countries, the Fund will focus its investments in those emerging countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. The Fund will consider an issuer to be located in an emerging country if: (1) the principal securities trading market for the issuer's securities is in an emerging country; (2) the issuer alone or on a consolidated basis derives 50% or more of its annual revenue from goods produced, investments made or services performed in emerging countries or has at least 50% of its assets situated in emerging countries; or (3) the issuer is organized under the laws of an emerging country.

If an issuer qualifies as an issuer in more than one emerging country under the definition above, the investment advisor will determine the emerging country in which such issuer is located. The investment advisor will utilize various tests to determine the country in which an issuer is located. It is expected that these tests will change from time to time; however, among the factors which are expected to be considered by the investment advisor in determining an issuer's location are (1) the location of its subsidiaries and physical facilities; (2) the location of its personnel and management; and (3) its source of revenues and expenditures.

The Fund may also invest to a limited extent in emerging-country equity securities.

Income Securities. The Fund may invest in Income Securities issued by governmental and corporate issuers in such proportion as the investment advisor from time to time considers appropriate. Income Securities in which the Fund may invest may take the form of (i) bonds, notes, bills, debentures, convertible securities, preferred stock that is dividend paying, warrants issued as part of a unit with other income securities, stripped income securities, zero coupon and payment-in-kind securities, bank debt obligations, loan participations and assignments and trust interests; (ii) other income securities issued or guaranteed by governments, government agencies or instrumentalities, supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies ("supranational organizations"), central banks, commercial banks or private issuers; (iii) interests issued by entities organized for the purpose of restructuring the credit, interest rate, currency or other investment characteristics of any of the foregoing; and (iv) repurchase agreements with respect to any of the foregoing (collectively, "Income Securities"). The Fund's investments in Income Securities may include both fixed and floating rate obligations. Floating rate securities tend to be less volatile in response to changes in interest rates than are longer-term fixed rate securities. Determinations whether a particular issuer's securities come within the definition of an Income Security or the country in which an issuer is primarily located will be made by the investment advisor on the basis of publicly available information and inquiries made to the issuer. The Fund may invest without limit in below-investment-grade securities.

The Fund is subject to no restrictions on the maturities of the Income Securities it holds; those maturities may range from overnight to 30 years or more.

Under normal market conditions, at least 65% of the Fund's total assets will be invested in a portfolio of Income Securities of issuers located in developed and developing countries throughout the world.

Other Investments. The Fund may invest up to 35% of its total assets in assets other than Income Securities. Such assets include emerging country equity securities, such as common stock, warrants that are not part of a unit with Income Securities, preferred stock that is non-dividend-paying, ADRs and EDRs; Strategic Transactions; Highly Liquid Investments (each as defined below); and cash.

Although the Fund does not expect to invest greater than 10% of its total assets in equity securities, as the Fund's investment advisor identifies available opportunities, the portion of the Fund's assets invested in equity securities may be increased. In no event will more than 20% of the Fund's total assets (measured at the time of investment) be invested in emerging country equity securities. The Fund will invest in equity securities only if they are issued by issuers located in emerging countries.

Highly Liquid Instruments. The Fund may hold and/or invest in cash and/or Highly Liquid Instruments for cash management purposes, pending investment in accordance with the Fund's investment objectives and policies and to meet operating expenses. For temporary or emergency purposes the Fund may invest without limit in Highly Liquid Instruments.2 The Fund may do so when, due to political, market or other factors broadly affecting debt markets in one or more foreign countries, the investment advisor determines that either opportunities for high income in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets is likely to occur.

Illiquid/No Trading Market Securities. The Fund may invest without limitation in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities may include (1) repurchase agreements having maturities greater than seven days; (2) partnership interests; (3) joint venture interests; (4) investments in new and early stage companies; and (5) securities subject to restrictions on resale.

The Fund, however, will invest no more than 35% of its total assets (measured at the time of investment) in securities that, in the opinion of the investment advisor, have no trading market and, with respect to Income Securities, which have remaining maturities at the time of purchase greater than one year. No more than 5% of the Fund's total assets (measured at the time of investment) will be invested in such securities of any single issuer. For this purpose, securities will not be deemed to have no trading market and Income Securities will be deemed to have a maturity of not more than one year if the Fund (1) has the right to require that the securities be listed on an exchange within one year or (2) has the right to require the issuer or a third party to acquire such security from the Fund within a one-year period and, with respect to such issuer or third party, the investment advisor has made a determination that it is creditworthy of such obligation. These securities may be acquired in negotiated transactions or otherwise. Securities that are Rule 144A Securities, which in some cases may be considered illiquid, are not considered to be securities with no trading market for purposes of this limitation.3

Diversified Classification. The Fund has elected to be classified as a diversified closed-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. In addition, the Fund seeks to qualify as a "regulated investment company" for purposes of the US Internal Revenue Code of 1986, as amended (the "Code"). To qualify, among other requirements, the Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund's total assets can be invested in the securities of any one issuer other than US Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund's total assets must be represented by cash or cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Borrowing and Leverage. The Fund may use the proceeds of the borrowings for investment purposes. Borrowings create leverage which is a speculative characteristic. Although the Fund intends to borrow frequently, it will do so only when the investment advisor believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit.

Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties.

Investments in Other Funds. The Fund may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. The Fund may invest in investment funds for which the Fund's investment advisor serves as investment advisor or sponsor only in certain limited circumstances.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

The Fund may not, as a fundamental policy:

• purchase securities on margin, except those short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to Strategic Transactions;

• make short sales of securities or maintain a short position except in accordance with the guidelines set out in the Fund's Prospectus;4

• issue senior securities (including borrowing money from banks and other entities and reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (including the amount borrowed) for temporary or emergency purposes;

• invest more than 25% of the total value of its assets in the securities of issuers in a single industry, except that (a) this limitation will not be applicable to the purchase of US Government Securities and (b) this limitation will not be applicable to the purchase of securities of issuers whose primary business activity is in the oil or telecommunications industry or to the purchase of securities issued by the government of any one country and its agencies and instrumentalities, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objectives would be materially adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its stockholders of any decision by the Board of Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Board of Directors' determination;

• buy or sell commodities or commodity contracts or real estate or interests in real estate, except that the Fund (a) may purchase and sell securities that are (i) secured by real estate; (ii) secured by, or whose investment return is dependent upon, the price of a commodity; or (iii) issued by companies that invest or deal in real estate or commodities and (b) may engage in Strategic Transactions as described in the Fund's Prospectus;5

• make loans, except through investing in Loans and Participations, lending portfolio securities and entering into repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances will not be deemed to be the making of a loan;

• act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law; and

• make investments for the purpose of exercising control or management.

Non-Fundamental Investment Restrictions

As a non-fundamental policy:

• The Fund may not invest more than 10% of its total assets in the securities of any single issuer, except that this restriction does not apply to investments in Sovereign Debt.6

• The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the investment advisor to be creditworthy.

• The Fund may not invest more than 25% of its total assets in bank securities.

• No more than 5% of the Fund's total assets will be committed to Strategic Transactions entered into for non-hedging purposes.

• Strategic Transactions involving financial futures and options on financial futures will be purchased, sold or entered into only for hedging, risk management or portfolio management purposes and not for speculative purposes.

• The Fund may lend securities in its portfolio representing up to one-third of its total assets, taken at market value, to securities firms and financial institutions.

• The Fund may invest up to 15% of its total assets in credit default swaps (measured by the notional amount of the credit default swaps).7

• No more than 5% of the Fund's total assets may be invested in credit default swaps (measured by the notional amount of the credit default swaps) for purposes of buying credit protection if the Fund does not own the underlying security or securities at the time of investment.

• The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

1 This limit applies to buying and selling credit default swaps.

2 Highly Liquid Instruments are short-term (less than twelve months to maturity) securities denominated in dollars or in another currency and rated investment grade or deemed to be of equivalent quality which consist of: (1) obligations issued or guaranteed by (a) the US Government, or a foreign government, or its agencies or instrumentalities, or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements with respect to securities in which the Fund may invest.

3 Rule 144A Securities are securities that are not registered under the Securities Act of 1933 but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933.

4 For these purposes, the term "Prospectus" is deemed to refer to the registration statement of the Fund on Form N-14 filed August 12, 1997, which provides that, with respect to no more than 10% of the Fund's total assets, the Fund may from time to time sell securities short.

5 For these purposes, the term "Prospectus" is deemed to refer to the registration statement of the Fund on Form N-14 filed August 12, 1997.

6 Sovereign Debt for these purposes means debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, by supranational organizations, or by government owned, controlled or sponsored entities, including central banks.

7 This limit applies to buying and selling credit default swaps.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP 800 Boylston Street Boston, MA 02199-3600
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	LBF
CUSIP Number	23338W104

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FACTS	What Does DWS Investments Do With Your Personal Information?
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• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Joined Deutsche Asset Management in 1996 and the Fund in 2011. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers
Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s semiannual period ended April 30, 2011.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	-	$100,001 - $500,000

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s semiannual period ended April 30, 2011.

Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	11	$6,110,695,705	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	2	$742,216,160	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

DWS Global High Income Fund, Inc.
Item 9 of Form N-CSR - Repurchase Disclosure
	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30, 2010 *	2,471,105	$8.64	2,471,105	0
December 1 through December 31, 2010	7,800	$7.80	n/a	n/a
January 1 through January 31, 2011	4,950	$7.84	n/a	n/a
February 1 through February 28, 2011	22,900	$7.79	n/a	n/a
March 1 through March 31, 2011	22,519	$7.86	n/a	n/a
April 1 through April 30, 2011	12,803	$7.83	n/a	n/a
Total	2,542,077	$8.62	2,471,105

The Fund may from time to time repurchase shares in the open market at the option of the Board of Trustees and on such terms as the Trustee may determine.
* On October 4, 2010, the Fund announced that the Board of Directors authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 99% of its NAV as of the close of trading on the New York Stock Exchange (“NYSE”) on the day after the date on which the offer expires. Subject to the exercise by the Board of its fiduciary duties, the tender offer commenced on October 22, 2010 and expired on November 19, 2010. The Fund accepted 2,471,105 tendered shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 28, 2011